THE CARLYLE GROUP REPORTS THIRD QUARTER 2020 FINANCIAL RESULTS OCTOBER 29, 2020 EXHIBIT 99.2

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports Third Quarter B-13 6 R-9 R-11 G-102 2020 Financial Results 8 B-112 G-92 096670 B-15 WASHINGTON, DC – OCTOBER 29, 2020 – Global investment firm The Carlyle 0 R-23 R-88 G-234 Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter G-15 B-234 ended September 30, 2020. 9 EAEAEA B-16 5 R-208 Dividend R-13 G-232 The Board of Directors has declared a quarterly dividend of $0.25 per common 6 B-247 share to holders of record at the close of business on November 10, 2020, payable “Carlyle’s third quarter results G-18 D0E8F7 0 on November 17, 2020. underscore our position of strength R-14B-83 R-97 0 G-161 Conference Call as we continue to adapt and perform G-14 B-224 Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, October 29, 2020, in the current environment. 1 61A1E0 B-15Old to discuss its third quarter 2020 financial results. The call will be webcast live on R-122 R-237 Carlyle's investor relations website at www.carlyle.com and a replay will be Colors0 G-217 available on our website shortly after the call. G-16 B-157 The resilience of our global platform 9 EDD99D and strong investment performance B-22 About The Carlyle Group R-162 R-147 of our funds positions us to deliver 3 G-195 The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry G-14 B-197 expertise that deploys private capital across four business segments: Corporate attractive financial results for our 3 93C3C5 Private Equity, Real Assets, Global Credit and Investment Solutions. With B-18 shareholders this year and over the R-147 $230 billion of assets under management as of September 30, 2020, Carlyle’s 7 R-65 purpose is to invest wisely and create value on behalf of its investors, portfolio G-64 long term.” G-19 B-66 companies and the communities in which we live and invest. Carlyle 5 414042 employs more than 1,800 people in 30 offices across six continents. Further - Carlyle CEO Kewsong Lee B-19 R-187 information is available at www.carlyle.com. Follow Carlyle on 5 R-88 Twitter @OneCarlyle. G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 2 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports FourthThird Quarter Quarter and B-13 6 R-9 R-11 G-102 2020Ful lFinancial Year 201 Results9 Financial Results 8 B-112 G-92 096670 B-15 Forward Looking Statements 0 R-23 R-88 G-234 This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities G-15 B-234 Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our 9 EAEAEA financial results, our liquidity and capital resources, contingencies, our dividend policy, our expectations regarding the impact of COVID-19, and other non- B-16 historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” 5 R-208 “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other R-13 6 G-232 comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important B-247 G-18 factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described D0E8F7 0 under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and R-14B-83 R-97 in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 30, 2020, as such factors may be updated from time to 0 G-161 time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and G-14 B-224 should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation 1 61A1E0 to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by B-15Old applicable law. R-122 R-237 Colors0 G-217 G-16 B-157 This release does not constitute an offer for any Carlyle fund. 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B Contacts R-223 0 R-167 Investor Relations Media G-22 G-169 1 B-171 Daniel Harris Leigh Farris OR Brittany Berliner B-23 A7A9AB Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 2 R-220 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com G-221 B-222 3 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Third Quarter 2020 Earnings R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 4

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Third Quarter 2020 U.S. GAAP Results 8 B-112 G-92 096670 • Net income attributable to The Carlyle Group Inc. common stockholders in Q3 2020 was $295.5 million B-15 0 R-23 (Dollars in millions, except per share amounts) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 R-88 G-234 G-15 REVENUES B-234 9 Fund management fees $ 359.5 $ 363.8 $ 1,103.8 $ 1,091.5 EAEAEA B-16 Incentive fees 9.9 9.1 26.8 27.0 5 R-208 Investment income (loss), including performance allocations 324.6 584.1 1,565.1 72.4 R-13 G-232 Revenue from consolidated entities 51.3 56.3 149.5 164.5 6 B-247 All other revenues 23.3 21.3 71.5 64.5 G-18 D0E8F7 Total Revenues 768.6 1,034.6 2,916.7 1,419.9 0 EXPENSES R-14B-83 R-97 Cash-based compensation and benefits 200.0 222.2 631.9 639.0 0 G-161 Equity-based compensation 36.6 18.7 107.8 78.3 G-14 B-224 Performance allocations and incentive fee related compensation 92.6 250.6 391.6 343.7 1 61A1E0 General, administrative and other expenses 121.7 91.1 344.9 240.9 B-15 R-12Old Expenses from consolidated entities 34.1 37.2 99.7 122.1 Colors2 R-237 Interest and other non-operating expenses (income) 20.3 23.6 60.2 74.1 0 G-217 Total Expenses 505.3 643.4 1,636.1 1,498.1 G-16 B-157 9 Net investment gains (losses) of consolidated funds (1.9) 23.9 (6.9) (38.9) EDD99D 1 B-22 Income (loss) before provision for income taxes 261.4 415.1 1,273.7 (117.1) R-162 R-147 Provision (benefit) for income taxes 9.4 82.4 48.9 54.7 3 G-195 Net income (loss) 252.0 332.7 1,224.8 (171.8) G-14 B-197 Net income (loss) attributable to non-controlling interests in consolidated entities 10.5 37.2 45.8 (1.2) 3 93C3C5 Net income (loss) attributable to Carlyle Holdings 241.5 295.5 1,179.0 (170.6) B-18 Net income (loss) attributable to non-controlling interests in Carlyle Holdings 149.3 — 789.8 — R-147 R-65 Net income (loss) attributable to The Carlyle Group Inc. 92.2 295.5 389.2 (170.6) 7 G-64 Net income attributable to Series A Preferred Unitholders 7.3 — 19.1 — G-19 B-66 Series A Preferred Units redemption premium 16.5 — 16.5 — 5 414042 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 68.4 $ 295.5 $ 353.6 $ (170.6) B-19 R-187 Net income (loss) attributable to The Carlyle Group Inc. per common share: 5 R-88 Basic $ 0.60 $ 0.84 $ 3.17 $ (0.49) G-21 G-89 Diluted $ 0.55 $ 0.82 $ 2.93 $ (0.49) 1 B-91 Supplemental information: B-15 2 R-22 58595B Income (loss) before provision for taxes margin 34.0% 40.1% 43.7% (8.2) % 3 3 0 Net performance revenues $ 19.8 $ 226.8 $ 317.5 $ 387.9 R-167 G-22 G-169 • Our U.S. GAAP results for YTD Q3'20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased 1 additional interests in Fortitude from AIG. The loss is driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment based on the B-171 net asset value of our limited partnership interest in the fund rather than a direct interest in Fortitude. This loss is more than offset by additional accrued performance allocations of $732 million recognized B-23 A7A9AB as a result of the YTD appreciation in our funds. 2 R-220 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods G-221 prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The B-222 Carlyle Group L.P., its common units and distributions. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income (loss) attributable to Carlyle Holdings are not 5 DCDDDE meaningful due to the change in our structure in connection with the Conversion. See Notes at end of document.

# Carlyle Third Quarter 2020 Highlights

## Financial Measures & Dividend

- Distributable Earnings ("DE") of $152 million for Q3 2020 on a pre-tax basis, or $0.40 per common share on a post-tax basis. DE of $525 million, or $1.41 per common share for the YTD
- Fee Related Earnings ("FRE") of $119 million for Q3 2020 and $375 million for the YTD
- Realized Net Performance Revenues of $40 million for Q3 2020 and $159 million for the YTD
- Total Segment Net Accrued Performance Revenues of $2.0 billion, up 14% YTD
- Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of November 10, 2020

## Assets Under Management

- Total Assets Under Management: $230 billion, up 2% YTD
- Fee-earning Assets Under Management: $167 billion, up 3% YTD
- Available Capital for investment: $74 billion

## Key Metrics

- Fundraising: $5.5 billion in Q3 2020 and $17.8 billion YTD
- Invested Capital (carry funds): $3.7 billion in Q3 2020 and $9.6 billion YTD
- Realized Proceeds (carry funds): $3.9 billion in Q3 2020 and $14.1 billion YTD
- Carry Fund Appreciation: 5% in Q3 2020 and 2% YTD

6

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Third Quarter 2020 Total Segment Operating Results 8 B-112 G-92 096670 (Dollars in millions, except per share amounts) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 B-15 0 R-23 R-88 SEGMENT REVENUES G-234 G-15 B-234 Fund management fees $ 384.6 $ 389.1 $ 1,180.7 $ 1,157.0 9 EAEAEA Transaction and portfolio advisory fees, net and other 11.1 5.1 36.0 30.2 B-16 Total segment fee revenues 395.7 394.2 1,216.7 1,187.2 5 R-13 R-208 Realized performance revenues 118.3 86.8 209.4 410.6 G-232 6 Realized principal investment income3 7.3 12.8 85.3 50.8 B-247 G-18 D0E8F7 Interest income 6.5 2.7 18.0 11.2 0 Total Segment Revenues $ 527.8 $ 496.5 $ 1,529.4 $ 1,659.8 R-14B-83 R-97 SEGMENT EXPENSES 0 G-161 Compensation and benefits G-14 B-224 Cash-based compensation and benefits $ 194.1 $ 205.3 $ 603.5 $ 619.2 1 61A1E0 B-15 Realized performance revenues related compensation 60.6 46.9 123.9 251.6 Old R-122 R-237 Total compensation and benefits4 254.7 252.2 727.4 870.8 Colors0 G-217 General, administrative and other expenses 81.0 62.0 236.7 168.4 G-16 B-157 Depreciation and amortization expense 11.8 8.2 31.7 24.8 9 EDD99D B-22 Interest expense 19.6 22.3 58.7 70.6 R-162 R-147 Total Segment Expenses $ 367.1 $ 344.7 $ 1,054.5 $ 1,134.6 3 G-195 G-14 B-197 Total Segment Revenues $ 527.8 $ 496.5 $ 1,529.4 $ 1,659.8 3 B-18 93C3C5 Total Segment Expenses 367.1 344.7 1,054.5 1,134.6 R-147 (=) Distributable Earnings $ 160.7 $ 151.8 $ 474.9 $ 525.2 R-65 7 G-64 (-) Realized Net Performance Revenues 57.7 39.9 85.5 159.0 G-19 B-66 (-) Realized Principal Investment Income 7.3 12.8 85.3 50.8 5 B-19 414042 (+) Net Interest 13.1 19.6 40.7 59.4 R-187 (=) Fee Related Earnings $ 108.8 $ 118.7 $ 344.8 $ 374.8 5 R-88 G-21 G-89 1 1 B-91 After-tax Distributable Earnings, per common share $ 0.41 $ 0.40 $ 1.23 $ 1.41 2 B-15 Dividend per common share $ 0.31 $ 0.25 $ 0.93 $ 0.75 58595B R-223 (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. 0 R-167 (2) Our dividend policy as a Corporation is to pay dividends in the amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to stockholders in February G-22 G-169 2020. See Notes at the end of the document for our Dividend Policy. 1 B-171 (3) Realized principal investment income in YTD 3Q'19 includes $72 million of gain upon the final resolution of French tax litigation concerning a European Real Estate fund, reversing in part a loss that B-23 A7A9AB was recognized in 2015. 2 (4) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) R-220 principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. Equity-based compensation in 3Q'20 reflects approximately $7 million of forfeiture credits. G-221 B-222 Equity-based compensation $ 38.9 $ 21.1 $ 116.6 $ 87.4 7 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Distributable Earnings 8 B-112 G-92 096670 B-15 0 R-23 • Distributable Earnings were $152 million in Q3 2020 and $525 million YTD R-88 G-234 G-15 B-234 – Fee Related Earnings accounted for 78% of Distributable Earnings in the quarter and 71% for the YTD period 9 EAEAEA B-16 5 R-208 • Realized Net Performance Revenues were $40 million in Q3 2020 and $159 million YTD R-13 G-232 6 B-247 – Corporate Private Equity and Real Assets contributed 52% and 34% of Realized Net Performance Revenue, G-18 D0E8F7 0 respectively for the YTD period R-14B-83 R-97 0 G-161 • Realized Principal Investment Income was $13 million in Q3 2020 and $51 million YTD G-14 B-224 1 61A1E0 B-15Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 8 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee Related Earnings 8 B-112 G-92 096670 • Fee Related Earnings were $119 million in Q3 2020, up from $109 million in Q3 2019, with the increase driven by lower general & B-15 0 R-23 administrative expenses, partially offset by higher cash compensation expense. YTD Fee Related Earnings of $375 million were 9% higher R-88 G-234 compared to $345 million in the prior YTD period, with the increase YTD due largely to $30 million in cost recoveries in Q1 2020. G-15 B-234 9 EAEAEA • Fee Revenues were $394 million in Q3 2020, roughly in line with $396 million in Q3 2019. Q3 2020 was positively impacted by the recovery B-16 5 R-208 of $8 million of previously deferred CLO subordinated management fees, while Q3 2019 included higher transaction fees. YTD fee revenue R-13 G-232 of $1,187 million was down from $1,217 million in the prior YTD period, with $18 million of the difference attributable to lower catch-up 6 B-247 management fees in 2020 YTD (no significant catch-up management fees in Q3 2020 or Q3 2019). G-18 D0E8F7 0 • Cash-based compensation & benefits were $205 million in Q3 2020, a 6% increase from $194 million in Q3 2019. YTD cash-based R-14B-83 R-97 compensation & benefits of $619 million were 3% higher compared to the prior YTD period. 0 G-161 G-14 B-224 • General & administrative expenses were $62 million in Q3 2020, a 23% decline from Q3 2019, largely reflecting continuing low travel 1 61A1E0 B-15Old activity, conference expenditures, and related costs. G&A expenses were $168 million YTD, down 29% from the prior YTD period. R-122 R-237 Colors0 G-217 • FRE margin was 30% in Q3 2020 and 32% YTD G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 FRE R-220 1 27% 26% 33% 31% 30% 25% 28% 32% G-221 Margin B-222 9 DCDDDE See Notes at end of document.

# Performance Revenues

- Total Segment Net Accrued Performance Revenues[1] were $2.0 billion as of Q3 2020, up 10% from $1.8 billion last quarter, due largely to strong appreciation in our sixth U.S. Buyout fund and fourth Asia Buyout fund, and up 14% YTD
- Realized Net Performance Revenues were $40 million in Q3 2020 and $159 million YTD
  - Q3 2020 Realized Net Performance Revenues were primarily driven by exit activity in our U.S. Buyout and Financial Services funds



Net Accrued Performance Revenues ($mm)
$1,720
$101
$75
$405
$1,139
$159
$402
$1,963
$105
$47
$280
$1,531
4Q'19
Realized Net Performance Revenues
Net Performance Revenues & Other 2
3Q'20
CPE
RA
GC
IS



Realized Net Performance Revenues ($mm) YTD by Segment
Real Assets
$54
$159mm
Corporate Private Equity
$83
Investment Solutions
$7
$14
Global Credit

See Notes at end of document.

10

Total Assets Under Management

- Total Assets Under Management[1] of $230 billion at September 30, 2020 increased 4% from the prior quarter and increased 2% YTD
- Available Capital[2] of $74 billion at September 30, 2020 increased from $73 billion in the prior quarter



Segment ($bn)
YTD Change
$224
$230
2%
$45
$52
14%
$49
$53
7%
$43
$40
(8)%
$86
$85
(1)%
4Q'19
3Q'20
CPE
RA
GC
IS



Product Type ($bn)[3]
Credit & Other (Non-Carry Fund)
$42
Investment Solutions Carry Funds
$52
$230bn
$136
Traditional Carry Funds



Fair Value & Available Capital ($bn)
$85
$30
$55
$40
$15
$25
$53
$9
$44
$52
$20
$32
$230
$74
$156
CPE
RA
GC
IS
Total
Fair Value
Available Capital

See Notes at end of document.

11

# Fair Value of Investments

- Fair Value of Investments[4] of $156 billion at September 30, 2020 increased 5% from $148 billion in the prior quarter, and is up 1% YTD
- Fair value in traditional carry funds of $85 billion increased 5% from 2Q 2020 and is down (2)% YTD. The in-carry ratio of 45% increased from 40% in Q2 2020 due to our fifth Asia buyout fund moving into a carry position, as well as strong appreciation from other funds already in carry
- Fair value of our public portfolio remains at 14% of the traditional carry fund value, consistent with the prior quarter but up from 6% at the beginning of the year due to IPO activity in our Corporate Private Equity funds


Fair Value of Investments By Product Type ($bn)[3]
$155
$156
$37
$39
$32
$32
$87
$85
4Q'19
3Q'20
Credit & Other (Non-Carry Fund)
Investment Solutions Carry Funds
Traditional Carry Funds (CPE/RA/GC)
Traditional Carry Funds
Corporate Private Equity
65%
$85bn
14%
Natural Resources
13%
Real Estate
7%
1%
Global Credit
Legacy Energy

In-Carry Ratio[5]

45%

Publicly Traded

14%

Aged 4+ Years[6]

28%

See Notes at end of document. Totals may not sum due to rounding.

12

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee-earning Assets Under Management 8 B-112 G-92 096670 • Fee-earning Assets Under Management7 of $167 billion increased 3% from the prior quarter and 3% YTD, with growth in B-15 0 R-23 Global Credit (12% YTD) and Investment Solutions (23% YTD) partially offset by runoff in Corporate Private Equity and R-88 G-234 G-15 B-234 Real Assets 9 EAEAEA B-16 8 • Pending Fee-earning AUM of $9.9 billion as of September 30, 2020 is up from $8.5 billion in the prior quarter largely due 5 R-208 R-13 G-232 to new Global Credit commitments that will earn fees as capital is deployed 6 B-247 G-18 D0E8F7 0 3 R-14B-83 R-97 0 G-161 YTD G-14 B-224 1 61A1E0 Change Credit B-15Old R-122 (Non-Carry Colors R-237 3% 0 G-217 Fund) G-16 B-157 9 EDD99D 23% B-22 R-162 R-147 3 G-195 G-14 B-197 3 12% B-18 93C3C5 Investment R-14 Solutions $167bn 7 R-65 7 G-64 Carry Funds G-19 B-66 (5)% 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 (7)% B-15 58595B Traditional R-223 Carry Funds 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 13 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Key Metrics Activity 8 B-112 G-92 096670 B-15 • Fundraising was $5.5 billion in Q3 2020 driven by activity in Investment Solutions and Global Credit, and $17.8 billion 0 R-23 R-88 G-234 YTD G-15 B-234 9 EAEAEA • Invested Capital in carry funds was $3.7 billion in Q3 2020 and $9.6 billion YTD, with Corporate Private Equity and B-16 5 R-208 Investment Solutions the most active segments on a YTD basis R-13 G-232 6 B-247 • Realized Proceeds in carry funds was $3.9 billion in Q3 2020 driven by exit activity in Investment Solutions, and is $14.1 G-18 D0E8F7 0 billion YTD R-14B-83 R-97 0 G-161 G-14 B-224 Invested Capital Realized Proceeds 1 61A1E0 Fundraising B-15Old Carry Funds Carry Funds R-122 R-237 Colors0 G-217 G-16 YTD LTM YTD LTM YTD LTM B-157 ($bn) 3Q'20 3Q'20 3Q'20 9 EDD99D 3Q'20 3Q'20 3Q'20 3Q'20 3Q'20 3Q'20 B-22 R-162 R-147 3 G-195 Total $5.5 $17.8 $21.1 $3.7 $9.6 $16.7 $3.9 $14.1 $19.2 G-14 B-197 3 93C3C5 B-18 Corporate Private Equity $— $0.5 $1.9 $1.5 $2.7 $4.7 $1.0 $5.7 $7.0 R-147 R-65 7 G-19 G-64 Real Assets1 $0.2 $1.9 $2.4 $0.6 $2.2 $4.8 $1.0 $2.7 $4.6 B-66 5 414042 B-19 R-187 Real Estate $0.2 $0.9 $1.2 $0.5 $1.2 $1.7 $0.3 $1.6 $2.5 5 R-88 G-21 G-89 Natural Resources $0.1 $1.0 $1.2 $0.1 $1.0 $3.1 $0.1 $0.2 $0.9 1 B-91 B-15 58595B R-223 Global Credit $2.4 $6.8 $7.2 $0.6 $1.9 $2.6 $0.4 $1.2 $1.4 0 R-167 G-22 G-169 Investment Solutions $2.8 $8.6 $9.6 $1.1 $2.8 $4.6 $1.5 $4.5 $6.2 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 14 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Segment Highlights R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 15

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity 8 B-112 G-92 096670 • Fee Related Earnings of $61 million in Q3 2020 were down from $68 million in Q3 2019, B-15 0 R-23 primarily driven by lower management and transaction fees, and partially offset by lower Other R-88 G-234 general & administrative expenses in the current quarter. Fee Related Earnings of $207 million Buyout US G-15 B-234 YTD were up 10% from $188 million in the prior YTD period Buyout 9 EAEAEA B-16 • Total AUM of $85.3 billion is down (1)% since the beginning of the year, as realizations $85bn 5 R-208 R-13 G-232 exceeded new fundraising and fund appreciation Total 6 AUM G-18 B-247 • Invested Capital of $1.5 billion in Q3 2020 and $2.7 billion YTD. Notable Q3 2020 investments D0E8F7 Europe 0 included Victory Innovations (CP VII) and Shenzhen Salubris Pharmaceutical (CAP V). We have B-83 Buyout R-14 R-97 announced or signed an additional $3 billion of new or follow-on transactions expected to 0 G-161 close in the coming quarters G-14 B-224 Asia 1 61A1E0 • Realized Proceeds of $1.0 billion in Q3 2020 and $5.7 billion YTD. Realized Net Performance Buyout B-15Old R-122 R-237 Revenues of $31 million in Q3 2020 were driven by exit activity in our sixth and fifth U.S. Buyout Colors0 G-217 funds (CP VI/V) as well as our second Financial Services fund (CGFSP II) G-16 B-157 9 EDD99D • Carry Funds appreciated 5% in Q3 2020 and 8% YTD B-22 R-162 R-147 3 G-195 G-14 B-197 (Dollars in millions) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 3 93C3C5 Fund management fees $ 192.2 $ 180.7 $ 572.5 $ 556.9 B-18 R-147 Transaction and portfolio advisory fees, net and other 8.7 3.2 23.5 9.9 R-65 7 G-64 Fee Revenues $ 200.9 $ 183.9 $ 596.0 $ 566.8 G-19 B-66 Cash-based compensation and benefits 92.6 91.2 290.4 280.2 5 B-19 414042 General, administration and other indirect expenses 34.8 28.2 102.2 68.4 R-187 Depreciation and amortization expense 5.7 3.8 15.1 11.6 5 R-88 Operating Expenses $ 133.1 $ 123.2 $ 407.7 $ 360.2 G-21 G-89 1 B-91 B-15 58595B (=) Fee Related Earnings $ 67.8 $ 60.7 $ 188.3 $ 206.6 R-223 (+) Realized Performance Revenues 33.3 58.3 67.9 152.4 0 R-167 (-) Realized Performance Revenues Related Compensation 14.9 27.0 30.7 69.5 G-22 G-169 1 B-171 Realized Net Performance Revenues 18.4 31.3 37.2 82.9 B-23 A7A9AB (+) Realized Principal Investment Income (Loss) 1.8 5.0 0.5 29.4 2 (-) Net Interest 6.3 9.5 19.7 28.2 R-220 (=) Distributable Earnings $ 81.7 $ 87.5 $ 206.3 $ 290.7 G-221 B-222 16 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets 8 B-112 G-92 096670 • Fee Related Earnings of $23 million in Q3 2020 were down from $26 million in Q3 2019 primarily driven by B-15 lower management fees, and partially offset by lower general & administrative and cash-based 0 R-23 R-88 G-234 compensation expenses. Fee Related Earnings of $69 million YTD compared to $106 million in the prior Real G-15 B-234 YTD period Estate 9 EAEAEA • Total AUM of $40.0 billion declined (8)% YTD, driven by a decrease in fair value across the energy portfolio B-16 $40bn 5 R-208 and $2.7 billion of realized proceeds, partially offset by $1.9 billion of fundraising R-13 G-232 Total 6 B-247 • Fundraising of $0.2 billion in Q3 2020 included closings for our Core Plus real estate fund (CPI) and several AUM G-18 D0E8F7 co-investment vehicles 0 R-14B-83 R-97 • Invested Capital of $0.6 billion in Q3 2020 and $2.2 billion YTD. Q3 2020 investment activity was driven by Natural 0 G-161 new and follow-on investment activity in our U.S. Real Estate funds Resources G-14 B-224 • Realized Proceeds of $1.0 billion in Q3 2020 and $2.7 billion YTD. Realized Net Performance Revenues of Legacy 1 61A1E0 Energy B-15 $6 million in Q3 2020 were generated by U.S. and European Real Estate funds and co-investment vehicles R-12Old Colors2 R-237 • Carry Funds appreciated 2% in Q3 2020 and depreciated (8)% YTD. Our Real Estate funds appreciated 3% 0 G-217 G-16 B-157 in Q3 2020 and 4% YTD, while our Natural Resources funds appreciated 1% in Q3 2020 but depreciated 9 EDD99D (18)% YTD B-22 R-162 R-147 3 G-195 (Dollars in millions) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 G-14 3 B-197 Fund management fees $ 78.1 $ 67.4 $ 261.3 $ 222.4 93C3C5 B-18 Transaction and portfolio advisory fees, net and other (0.1) 0.3 3.7 0.9 R-147 R-65 Fee Revenues $ 78.0 $ 67.7 $ 265.0 $ 223.3 7 G-64 G-19 Cash-based compensation and benefits 33.1 31.3 102.9 102.6 5 B-66 General, administration and other indirect expenses 16.7 12.2 50.5 46.8 414042 B-19 Depreciation and amortization expense 2.2 1.5 5.9 4.6 R-187 5 Operating Expenses $ 52.0 $ 45.0 $ 159.3 $ 154.0 R-88 G-21 G-89 1 B-91 (=) Fee Related Earnings $ 26.0 $ 22.7 $ 105.7 $ 69.3 B-15 58595B (+) Realized Performance Revenues 65.0 12.2 94.5 99.3 R-223 0 R-167 (-) Realized Performance Revenues Related Compensation 29.2 5.9 52.4 44.9 G-22 G-169 Realized Net Performance Revenues 35.8 6.3 42.1 54.4 1 B-171 (+) Realized Principal Investment Income (Loss) 3.9 2.5 75.6 4.6 B-23 A7A9AB (-) Net Interest 2.4 3.9 7.4 12.6 2 R-220 (=) Distributable Earnings $ 63.3 $ 27.6 $ 216.0 $ 115.7 G-221 B-222 17 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit 8 B-112 G-92 096670 • Fee Related Earnings of $22 million in Q3 2020 nearly doubled from $11 million in Q3 2019, driven by higher Direct B-15 Other management fees and lower general & administrative expenses. Management fees of $86 million in Q3 2020 Lending 0 R-23 Aviation R-88 G-234 increased 14% compared to Q3 2019, and included $8 million of recovered subordinated CLO fees that were G-15 B-234 deferred in the first half of 2020. Fee Related Earnings of $65 million YTD increased 91% compared to $34 9 EAEAEA million in the prior YTD period B-16 5 R-208 • Total AUM of $53.0 billion increased 7% YTD, driven by inflows related to our recent Fortitude transaction as R-13 $53bn Credit G-232 well as new SMA commitments across the platform 6 B-247 Total Carry G-18 D0E8F7 • Fundraising of $2.4 billion in Q3 2020 included the closing of one new U.S. CLO, as well as commitments AUM Funds 0 raised across multiple separately managed accounts R-14B-83 R-97 0 G-161 • Invested Capital from traditional carry funds was $0.6 billion in Q3 2020 and $1.9 billion YTD. In addition, we G-14 B-224 have issued $1.5 billion of new CLOs and originated $1.5 billion in our Direct Lending business, on a YTD basis CLOs 1 61A1E0 • Carry funds appreciated 4% in the quarter and depreciated (9)% YTD, with Q3 2020 performance driven by B-15Old R-122 R-237 strong appreciation in our credit opportunities and structured credit carry funds Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 (Dollars in millions) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 G-14 3 B-197 Fund management fees $ 75.6 $ 86.2 $ 229.6 $ 237.5 93C3C5 B-18 Transaction and portfolio advisory fees, net and other 2.5 1.6 8.8 19.4 R-147 R-65 Fee Revenues $ 78.1 $ 87.8 $ 238.4 $ 256.9 7 G-64 G-19 Cash-based compensation and benefits 43.9 52.5 140.0 156.1 5 B-66 General, administration and other indirect expenses 20.9 12.0 57.9 30.7 414042 B-19 Depreciation and amortization expense 2.4 1.8 6.5 5.2 R-187 5 Operating Expenses $ 67.2 $ 66.3 $ 204.4 $ 192.0 R-88 G-21 G-89 1 B-91 (=) Fee Related Earnings $ 10.9 $ 21.5 $ 34.0 $ 64.9 B-15 58595B (+) Realized Performance Revenues 0.9 — 1.0 26.5 R-223 0 R-167 (-) Realized Performance Revenues Related Compensation — — — 12.2 G-22 G-169 Realized Net Performance Revenues 0.9 — 1.0 14.3 1 B-171 (+) Realized Principal Investment Income (Loss) 2.2 4.5 8.2 14.9 B-23 A7A9AB (-) Net Interest 2.9 4.0 9.1 12.2 2 R-220 (=) Distributable Earnings $ 11.1 $ 22.0 $ 34.1 $ 81.9 G-221 B-222 18 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions 8 B-112 G-92 096670 • Fee Related Earnings of $14 million in Q3 2020 were up from $4 million in Q3 2019 primarily driven by B-15 AlpInvest - activating management fees on AlpInvest's latest secondaries program. Fee Related Earnings of $34 million AlpInvest - 0 R-23 R-88 Primary Secondary G-234 YTD were double the $17 million in the prior YTD period G-15 & Other1 B-234 • Total AUM of $51.7 billion increased 14% YTD with fundraising of $8.6 billion partially offset by $4.5 billion of 9 EAEAEA B-16 realized proceeds 5 $52bn R-13 R-208 • Fundraising of $2.8 billion in Q3 2020 was largely driven by capital raised for AlpInvest's latest secondaries G-232 Total 6 program B-247 AUM G-18 D0E8F7 • Invested Capital of $1.1 billion in Q3 2020 and $2.8 billion YTD 0 MRE R-14B-83 R-97 • Realized Proceeds of $1.5 billion in Q3 2020 and $4.5 billion YTD. Realized Net Performance Revenues of 0 G-161 $2 million in Q3 2020 remain low as funds in which Carlyle has significant performance revenue ownership G-14 B-224 continue to mature AlpInvest - 1 61A1E0 Co-Investments B-15Old • Net Accrued Performance Revenues of $105 million as of Q3 2020 are higher than $101 million at the R-122 R-237 Colors0 beginning of the year. Investment Solutions carry funds appreciated 8% for the quarter and 3% YTD. Q3 G-217 G-16 B-157 2020 appreciation was positively impacted by AlpInvest funds and mandates where Carlyle has meaningful 9 EDD99D performance revenue ownership, and which also moved into an accrued carry position for the first time. B-22 R-162 R-147 3 G-14 G-195 (Dollars in millions) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 B-197 3 93C3C5 Fund management fees $ 38.7 $ 54.8 $ 117.3 $ 140.2 B-18 R-147 Fee Revenues $ 38.7 $ 54.8 $ 117.3 $ 140.2 7 R-65 Cash-based compensation and benefits 24.5 30.3 70.2 80.3 G-64 G-19 B-66 General, administration and other indirect expenses 8.6 9.6 26.1 22.5 5 414042 Depreciation and amortization expense 1.5 1.1 4.2 3.4 B-19 R-187 Operating Expenses $ 34.6 $ 41.0 $ 100.5 $ 106.2 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 4.1 $ 13.8 $ 16.8 $ 34.0 1 B-91 (+) Realized Performance Revenues 19.1 16.3 46.0 132.4 B-15 58595B R-223 (-) Realized Performance Revenues Related Compensation 16.5 14.0 40.8 125.0 0 R-167 Realized Net Performance Revenues 2.6 2.3 5.2 7.4 G-22 G-169 (+) Realized Principal Investment Income (Loss) (0.6) 0.8 1.0 1.9 1 B-171 B-23 (-) Net Interest 1.5 2.2 4.5 6.4 A7A9AB 2 (=) Distributable Earnings $ 4.6 $ 14.7 $ 18.5 $ 36.9 R-220 G-221 B-222 See Notes at end of document. 19 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Supplemental Details R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 20

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Third Quarter 2020 Total Segment Results 8 B-112 G-92 096670 B-15 0 R-23 (Dollars in millions, except per share amounts) 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 YTD 3Q'19 YTD 3Q'20 R-88 G-234 SEGMENT REVENUES G-15 B-234 9 Fund management fees $ 384.6 $ 390.2 $ 381.5 $ 386.4 $ 389.1 $ 1,180.7 $ 1,157.0 EAEAEA B-16 Transaction and portfolio advisory fees, net and other 11.1 17.5 6.8 18.3 5.1 36.0 30.2 5 R-208 Total segment fee revenues 395.7 407.7 388.3 404.7 394.2 1,216.7 1,187.2 R-13 G-232 Realized performance revenues 118.3 164.9 171.6 152.2 86.8 209.4 410.6 6 B-247 Realized principal investment income 7.3 1.7 15.9 22.1 12.8 85.3 50.8 G-18 D0E8F7 0 Interest income 6.5 6.4 5.3 3.2 2.7 18.0 11.2 R-14B-83 R-97 Total Segment Revenues $ 527.8 $ 580.7 $ 581.1 $ 582.2 $ 496.5 $ 1,529.4 $ 1,659.8 0 G-161 SEGMENT EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 Cash-based compensation and benefits $ 194.1 $ 188.6 $ 203.8 $ 210.1 $ 205.3 $ 603.5 $ 619.2 B-15Old R-122 R-237 Realized performance revenues related compensation 60.6 86.3 123.4 81.3 46.9 123.9 251.6 Colors0 1 G-217 Total compensation and benefits 254.7 274.9 327.2 291.4 252.2 727.4 870.8 G-16 B-157 General, administrative and other expenses 81.0 94.6 48.3 58.1 62.0 236.7 168.4 9 EDD99D Depreciation and amortization expense 11.8 16.5 7.4 9.2 8.2 31.7 24.8 B-22 R-16 Interest expense 19.6 23.0 23.2 25.1 22.3 58.7 70.6 2 R-147 3 G-195 Total Segment Expenses $ 367.1 $ 409.0 $ 406.1 $ 383.8 $ 344.7 $ 1,054.5 $ 1,134.6 G-14 B-197 3 93C3C5 Total Segment Revenues 527.8 580.7 581.1 582.2 496.5 1,529.4 1,659.8 B-18 R-147 Total Segment Expenses 367.1 409.0 406.1 383.8 344.7 1,054.5 1,134.6 7 R-65 (=) Distributable Earnings $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 474.9 $ 525.2 G-64 G-19 (-) Realized Net Performance Revenues 57.7 78.6 48.2 70.9 39.9 85.5 159.0 B-66 5 414042 (-) Realized Principal Investment Income 7.3 1.7 15.9 22.1 12.8 85.3 50.8 B-19 R-187 (+) Net Interest 13.1 16.6 17.9 21.9 19.6 40.7 59.4 5 R-88 (=) Fee Related Earnings $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 344.8 $ 374.8 G-21 G-89 1 B-91 After-tax Distributable Earnings, per common share $ 0.41 $ 0.47 $ 0.48 $ 0.53 $ 0.40 $ 1.23 $ 1.41 B-15 58595B R-22 2 3 Dividend per common share $ 0.31 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.93 $ 0.75 0 R-167 G-22 G-169 Note: Historical quarterly results by segment available in Q3 2020 financial supplement on Carlyle's investor relations website 1 B-171 (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) B-23 A7A9AB principal investment income and (ii) general, administrative and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a 2 previous acquisition. Equity-based compensation in 3Q'20 reflects approximately $7 million of forfeiture credits. R-220 G-221 Equity-based compensation $ 38.9 $ 34.9 $ 31.7 $ 34.6 $ 21.1 $ 116.6 $ 87.4 B-222 (2) Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in 21 DCDDDE February 2020. See Notes at the end of the document for our Dividend Policy.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Segment Balance Sheet Highlights 8 B-112 G-92 096670 B-15 0 R-23 • Balance sheet assets attributable to Carlyle stockholders (including net cash and equivalents, net R-88 G-234 accrued performance revenue and investments) totaled $2.8 billion at September 30, 2020 G-15 B-234 9 EAEAEA B-16 • Balance sheet cash totaled $0.9 billion as of September 30, 2020, with no balance drawn on our $775 5 R-208 R-13 G-232 million revolving credit line 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 1 G-161 Key Balance Sheet Items ($mn) 9/30/2020 KEY BALANCE SHEET ITEMS ($BN) G-14 B-224 1 61A1E0 Cash and Cash Equivalents $938.4 $3.5 B-15 R-12Old Colors2 R-237 2 0 G-217 Net accrued performance revenues $3.0 G-16 B-157 (net of related accrued compensation $1,963.4 9 EDD99D and accrued giveback) B-22 $2.5 2.0 R-16 1.7 2 R-147 Net 3 Investments attributable to Carlyle 1.7 Accrued G-14 G-195 3 $1,523.8 $2.0 stockholders Performance 3 B-197 2 Revenues B-18 93C3C5 R-14 4 $1.5 7 R-65 Debt obligations $1,617.0 7 G-19 G-64 $1.0 B-66 5 Drawn revolving credit line B-19 414042 $0.0 1.5 1.5 Investments3 ($775 million remaining capacity) 1.2 R-187 $0.5 5 R-88 G-21 G-89 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's $0.0 1 B-91 consolidated funds. B-15 58595B R-22 (2) See page 33 for a reconciliation of net accrued performance revenues as of September 30, 2020 (0.6) 3 (0.7) Cash/Equivalents 0 to U.S. GAAP. ($0.5) (0.9) 4 R-167 less Debt G-22 (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and G-169 the portion of CLO and CCS investments attributable to Carlyle stockholders that were financed 1 B-171 with debt. Refer to page 33 for a reconciliation to U.S. GAAP. ($1.0) B-23 A7A9AB (4) Excludes approximately $370 million of loans used to finance CLO and CCS investments and 2018 2019 3Q'20 2 $265 million of lease liabilities. R-220 G-221 B-222 22 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 AUM and Fee-earning AUM Roll Forward 8 B-112 G-92 096670 B-15 0 R-23 Total AUM Roll Forward (Unaudited) R-88 G-234 G-15 B-234 9 Three Months Ended September 30, 2020 Nine Months Ended September 30, 2020 EAEAEA ($mm) B-16 5 R-208 Corporate Corporate R-13 G-232 Private Real Global Investment Private Real Global Investment 6 B-247 Equity Assets Credit Solutions5 Total Equity Assets Credit Solutions5 Total G-18 D0E8F7 Balance, Beginning of Period $ 84,290 $ 40,176 $ 49,992 $ 46,874 $ 221,332 $ 86,429 $ 43,355 $ 49,412 $ 45,246 $ 224,442 0 B-83 1 R-14 R-97 Inflows — 237 2,374 2,830 5,441 492 1,887 6,247 8,544 17,170 0 G-161 Outflows (including realizations)2 (1,736) (941) (384) (1,634) (4,695) (5,291) (2,198) (2,917) (4,848) (15,254) G-14 B-224 1 Market Activity & Other3 2,015 399 671 2,227 5,312 3,014 (3,153) (106) 1,346 1,101 61A1E0 B-15Old Foreign Exchange4 736 80 350 1,436 2,602 661 60 367 1,445 2,533 R-122 R-237 Colors0 G-217 Balance, End of Period $ 85,305 $ 39,951 $ 53,003 $ 51,733 $ 229,992 $ 85,305 $ 39,951 $ 53,003 $ 51,733 $ 229,992 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 Fee-earning AUM Roll Forward (Unaudited) G-14 B-197 3 B-18 93C3C5 R-14 Three Months Ended September 30, 2020 Nine Months Ended September 30, 2020 7 ($mm) R-65 7 G-64 G-19 Corporate Corporate 5 B-66 Private Real Global Investment Private Real Global Investment 10 10 B-19 414042 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total R-187 Balance, Beginning of Period $ 57,223 $ 31,569 $ 41,830 $ 31,767 $ 162,389 $ 61,660 $ 33,151 $ 37,862 $ 28,384 $ 161,057 5 R-88 6 G-21 G-89 Inflows 114 501 703 2,821 4,139 202 2,017 5,220 9,268 16,707 1 B-91 7 Outflows (including realizations) (219) (762) (569) (499) (2,049) (4,321) (3,623) (1,879) (2,747) (12,570) B-15 58595B R-223 Market Activity & Other8 (22) 171 68 (3) 214 (368) (53) 338 (871) (954) 0 R-167 9 Foreign Exchange 527 57 348 945 1,877 450 44 839 997 2,330 G-22 G-169 1 B-171 Balance, End of Period $ 57,623 $ 31,536 $ 42,380 $ 35,031 $ 166,570 $ 57,623 $ 31,536 $ 42,380 $ 35,031 $ 166,570 B-23 A7A9AB 2 R-220 G-221 B-222 Totals may not sum due to rounding. See Notes at end of document. 23 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity Fund Performance 8 B-112 G-92 096670 B-15 0 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) R-23 (Reported in Local Currency, mm) R-88 G-234 As of September 30, 2020 As of September 30, 2020 G-15 B-234 Investment 9 Period End/ Cumulative Remaining Gross Net IRR In Accrued LTM Cumulative Gross EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) Carry/ Realized Invested Total Fair MOIC IRR B-16 Vintage(1) Stepdown(2) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (Clawback)(11) Carry(12) Capital(3) Value(13) (6) (9)(17) 5 R-208 CORPORATE PRIVATE EQUITY R-13 6 G-232 Fully Invested/Committed Funds(8) G-18 B-247 CP V 2007 $ 13,719.7 $ 13,238.2 $ 26,195.5 $ 1,556.3 2.1x 18% 14% X X $ 10,777.9 $ 26,667.8 2.5x 24% D0E8F7 CP VI 2014 $ 13,000.0 $ 13,019.1 $ 7,035.3 $ 16,099.0 1.8x 18% 13% X X $ 3,948.3 $ 6,099.4 1.5x 16% 0 CEP II 2003 € 1,805.4 € 2,048.4 € 4,113.3 € 24.3 2.0x 36% 20% X X € 1,888.9 € 4,121.7 2.2x 43% R-14B-83 R-97 CEP III 2007 € 5,294.9 € 5,155.5 € 10,995.5 € 409.9 2.2x 19% 14% X € 4,667.5 € 11,265.9 2.4x 20% 0 G-161 CEP IV 2014 € 3,669.5 € 3,752.9 € 1,909.5 € 2,793.3 1.3x 8% 4% € 889.2 € 1,597.0 1.8x 23% G-14 B-224 CAP III 2008 $ 2,551.6 $ 2,543.2 $ 4,416.5 $ 197.4 1.8x 16% 11% X X $ 2,149.0 $ 4,416.7 2.1x 19% 1 61A1E0 CAP IV 2014 $ 3,880.4 $ 4,043.5 $ 3,000.4 $ 3,725.9 1.7x 17% 11% X $ 1,415.1 $ 4,194.2 3.0x 35% B-15 R-12Old CJP II 2006 ¥ 165,600.0 ¥ 141,866.7 ¥ 205,301.1 ¥ 1,080.0 1.5x 7% 3% ¥ 134,666.7 ¥ 203,831.2 1.5x 7% Colors2 R-237 CJP III 2013 ¥ 119,505.1 ¥ 91,191.7 ¥ 74,632.4 ¥ 90,091.3 1.8x 19% 12% X ¥ 28,909.3 ¥ 81,077.4 2.8x 37% 0 G-217 CGFSP II 2013 $ 1,000.0 $ 942.7 $ 1,029.7 $ 752.7 1.9x 23% 16% X X $ 485.9 $ 1,006.3 2.1x 29% G-16 B-157 CEOF I 2011 $ 1,119.1 $ 1,173.6 $ 1,409.8 $ 323.5 1.5x 12% 8% X $ 766.7 $ 1,323.9 1.7x 22% 9 EDD99D CEOF II 2015 $ 2,400.0 $ 2,055.9 $ 190.5 $ 2,032.6 1.1x 3% Neg $ 110.0 $ 137.5 1.3x 13% B-22 R-16 CETP III 2014 € 656.6 € 592.1 € 1,062.6 € 407.1 2.5x 42% 29% X X € 236.6 € 1,063.7 4.5x 53% 2 3 R-147 CAGP IV 2008 $ 1,041.4 $ 954.1 $ 1,088.6 $ 145.8 1.3x 7% 2% $ 778.7 $ 1,085.1 1.4x 9% G-14 G-195 All Other Active Funds, Various $ 10,653.2 $ 10,718.4 $ 5,019.8 1.5x 11% 9% $ 5,761.4 $ 10,987.5 1.9x 16% B-197 Coinvestments and SMAs(14) 3 Fully Realized Funds, Coinvestments B-18 93C3C5 Various $ 25,110.8 $ 63,851.0 $ 11.2 2.5x 33% 28% $ 25,110.8 $ 63,862.2 2.5x 33% and SMA's(15) R-147 R-65 Total Fully Invested/Committed Funds $ 89,480.3 $ 142,782.8 $ 34,988.8 2.0x 26% 18% $ 61,859.1 $ 143,636.4 2.3x 27% 7 G-64 Funds in the Investment Period(8) G-19 B-66 CP VII 2018 May-24 $ 18,510.0 $ 8,733.6 $ 262.7 $ 8,933.7 1.1x NM NM 5 CEP V 2018 Oct-24 € 6,416.4 € 1,683.3 € 8.0 € 1,573.8 0.9x NM NM B-19 414042 R-18 CAP V 2018 Jun-24 $ 6,554.2 $ 1,692.0 $ 280.2 $ 1,964.1 1.3x 42% 13% X 7 5 CGP 2015 Mar-21 $ 3,588.0 $ 2,813.3 $ 209.8 $ 2,812.0 1.1x 2% 1% R-88 G-21 G-89 CJP IV 2020 Jan-26 ¥ 258,000.0 ¥ — ¥ — ¥ — n/a n/a n/a CGFSP III 2018 Dec-23 $ 1,004.6 $ 441.4 $ 3.9 $ 516.2 1.2x NM NM 1 B-91 B-15 58595B CETP IV 2019 Jul-25 € 1,350.0 € 339.4 € — € 321.8 0.9x NM NM R-22 All Other Funds, Coinvestments and 3 Various $ 3,692.7 $ 426.7 $ 3,726.3 1.1x NM NM SMAs(16) 0 R-167 G-22 G-169 Total Funds in the Investment Period $ 19,744.2 $ 1,192.7 $ 20,174.3 1.1x 5% Neg $ 82.2 $ 298.5 3.6x 60% 1 B-171 TOTAL CORPORATE PRIVATE EQUITY(18) $ 109,224.5 $ 143,975.5 $ 55,163.1 1.8x 25% 17% $ 61,941.3 $ 143,934.9 2.3x 27% B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 24 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) 0 R-23 (Reported in Local Currency, mm) R-88 As of September 30, 2020 As of September 30, 2020 G-234 G-15 Investment In Accrued LTM B-234 Period End/ Cumulative Remaining Gross Net IRR Carry/ Realized Cumulative Gross 9 EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) (Clawback) Carry/ Invested Total Fair MOIC IRR B-16 Vintage(1) Stepdown(2) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (11) (Clawback)(12) Capital(3) Value(13) (6) (9)(17) 5 R-208 REAL ASSETS R-13 G-232 Fully Invested/Committed Funds(8) 6 B-247 CRP IV 2004 $ 950.0 $ 1,215.2 $ 1,985.0 $ 10.0 1.6x 7% 4% $ 1,157.2 $ 1,983.8 1.7x 7% G-18 D0E8F7 CRP V 2006 $ 3,000.0 $ 3,349.1 $ 5,090.5 $ 792.3 1.8x 12% 9% X X $ 3,227.0 $ 5,794.7 1.8x 13% 0 CRP VI 2010 $ 2,340.0 $ 2,163.4 $ 3,600.5 $ 302.5 1.8x 27% 18% X X $ 1,705.9 $ 3,450.9 2.0x 32% R-14B-83 R-97 CRP VII 2014 $ 4,161.6 $ 3,734.3 $ 3,652.7 $ 2,210.5 1.6x 19% 12% X X $ 1,953.3 $ 3,534.8 1.8x 26% 0 G-161 CEREP III 2007 € 2,229.5 € 2,052.7 € 2,395.7 € 84.6 1.2x 4% 1% € 1,911.6 € 2,392.9 1.3x 5% G-14 B-224 CIEP I 2013 $ 2,500.0 $ 2,326.3 $ 860.6 $ 2,196.4 1.3x 14% 6% $ 665.4 $ 1,344.2 2.0x 22% 1 NGP X 2012 $ 3,586.0 $ 3,343.9 $ 2,972.3 $ 562.6 1.1x 2% Neg $ 2,231.6 $ 2,900.4 1.3x 10% 61A1E0 B-15 NGP XI 2014 $ 5,325.0 $ 4,925.7 $ 1,651.3 $ 3,439.0 1.0x 1% Neg $ 1,428.4 $ 1,582.8 1.1x 33% Old R-122 R-237 Energy III 2005 $ 3,800.0 $ 3,569.7 $ 5,248.6 $ 152.3 1.5x 9% 5% $ 3,152.1 $ 5,044.9 1.6x 11% Colors0 G-217 Energy IV 2007 $ 5,979.1 $ 6,372.8 $ 6,950.8 $ 443.1 1.2x 5% 1% (X) $ 5,990.5 $ 7,233.7 1.2x 7% G-16 B-157 Renew II 2008 $ 3,417.5 $ 2,833.5 $ 3,008.4 $ 911.5 1.4x 6% 3% (X) $ 2,376.5 $ 2,948.8 1.2x 6% 9 All Other Active Funds, EDD99D Various $ 5,380.4 $ 6,602.1 $ 2,247.2 1.6x 8% 7% $ 3,548.2 $ 6,559.2 1.8x 11% B-22 Coinvestments and SMAs(19) R-162 Fully Realized Funds, Coinvestments Various $ 8,698.7 $ 12,716.8 $ 2.9 1.5x 20% 11% $ 8,698.7 $ 12,719.7 1.5x 20% 3 R-147 and SMA's(20) G-195 G-14 B-197 Total Fully Invested/Committed Funds $ 50,319.2 $ 57,148.0 $ 13,369.5 1.4x 11% 6% $ 38,375.6 $ 57,902.8 1.5x 13% 3 B-18 93C3C5 Funds in the Investment Period(8) R-14 CRP VIII 2017 May-22 $ 5,505.1 $ 2,583.0 $ 343.4 $ 2,779.7 1.2x NM NM 7 R-65 7 NGP XII 2017 Jul-22 $ 4,277.6 $ 2,127.9 $ 0.1 $ 2,081.5 1.0x NM NM G-19 G-64 CIEP II 2019 Apr-25 $ 2,256.9 $ 363.6 $ — $ 345.4 0.9x NM NM 5 B-66 CPP II 2014 Apr-21 $ 1,526.7 $ 1,229.4 $ 318.6 $ 1,214.2 1.2x 10% 4% B-19 414042 CPI 2016 n/a $ 3,393.6 $ 2,903.1 $ 560.8 $ 2,923.6 1.2x 13% 11% X X R-187 CGIOF 2018 Sep-23 $ 2,201.4 $ 319.4 $ 28.8 $ 183.2 0.7x NM NM 5 R-88 All Other Funds, Coinvestments and Various $ 1,912.0 $ 254.9 $ 1,798.0 1.1x NM NM G-21 SMAs(21) G-89 1 B-91 Total Funds in the Investment Period $ 11,438.3 $ 1,506.6 $ 11,325.7 1.1x 9% 2% $ 428.7 $ 768.4 1.8x NM B-15 58595B R-223 TOTAL REAL ASSETS(18) $ 61,757.6 $ 58,654.6 $ 24,695.2 1.3x 11% 6% $ 38,804.3 $ 58,671.3 1.5x 13% 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 25 DCDDDE See Notes at end of document.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit Fund Performance (Carry Funds Only) 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS 0 R-23 ($mm) As of September 30, 2020 R-88 G-234 Investment G-15 B-234 Period End/ Cumulative LTM Realized 9 EAEAEA Fund Fee Committed Invested Realized Remaining MOIC Gross IRR Net IRR In Accrued Carry/ Carry/ B-16 Vintage(1) Stepdown(2) Capital Capital(25) Value(4) Fair Value(5) (6) (9)(17) (10)(17) (Clawback)(11) (Clawback)(12) 5 R-208 GLOBAL CREDIT (CARRY FUNDS ONLY) R-13 G-232 Active Fully Invested/Committed Funds(8) 6 B-247 CSP II 2007 $ 1,352.3 $ 1,352.3 $ 2,430.8 $ 61.8 1.8x 17% 11% X G-18 D0E8F7 CSP III 2011 $ 702.8 $ 702.8 $ 846.2 $ 178.1 1.5x 21% 11% 0 CEMOF I 2011 $ 1,382.5 $ 1,606.2 $ 868.1 $ 123.6 0.6x Neg Neg R-14B-83 R-97 CEMOF II 2015 $ 2,819.2 $ 1,692.6 $ 672.5 $ 969.3 1.0x Neg Neg 0 CSC 2017 $ 838.2 $ 1,303.4 $ 599.0 $ 753.0 1.0x 4% 3% G-161 G-14 All Other Active Funds, Coinvestments and B-224 Various $ 2,608.2 $ 2,659.2 $ 365.6 1.2x 7% 2% SMAs(22) 1 61A1E0 Fully Realized Funds, Coinvestments and B-15 Various $ 1,312.1 $ 1,804.7 $ — 1.4x 12% 7% R-12Old SMAs(23) Colors2 R-237 Total Fully Invested/Committed Funds $ 10,577.4 $ 9,880.6 $ 2,451.3 1.2x 8% 2% 0 G-217 Funds in the Investment Period(8) G-16 B-157 CSP IV 2016 Dec-20 $ 2,500.0 $ 1,589.4 $ 708.0 $ 1,013.2 1.1x 7% Neg 9 EDD99D CCOF 2017 Jun-22 $ 2,373.4 $ 2,229.9 $ 581.4 $ 1,954.1 1.1x 22% 14% X B-22 R-16 All Other Funds, Coinvestments and SMAs(24) Various $ 871.5 $ 290.2 $ 585.2 1.0x NM NM 2 3 R-147 Total Funds in the Investment Period $ 4,690.8 $ 1,579.6 $ 3,552.5 1.1x NM NM G-14 G-195 TOTAL GLOBAL CREDIT $ 15,268.3 $ 11,460.2 $ 6,003.8 1.1x 8% 2% B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 26 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS (Reported in Local Currency, mm) 0 R-23 As of September 30, 2020 R-88 Cumulative Invested Realized Remaining Fair Total Fair G-234 INVESTMENT SOLUTIONS(27) Fund Vintage Fund Size Capital(3)(28) Value(28) Value Value(29) MOIC(6) Gross IRR(17)(30) Net IRR(10)(17) G-15 B-234 AlpInvest 9 EAEAEA Fully Committed Funds(26) B-16 Main Fund I - Fund Investments 2000 € 5,174.6 € 4,226.1 € 6,899.8 € 70.1 € 6,969.9 1.6x 12% 11% 5 R-208 R-13 Main Fund II - Fund Investments 2003 € 4,545.0 € 4,796.1 € 7,417.6 € 268.4 € 7,686.0 1.6x 10% 9% G-232 6 Main Fund III - Fund Investments 2005 € 11,500.0 € 12,827.4 € 18,960.7 € 2,274.1 € 21,234.8 1.7x 10% 9% B-247 G-18 Main Fund IV - Fund Investments 2009 € 4,877.3 € 5,386.6 € 6,852.6 € 3,228.8 € 10,081.4 1.9x 17% 16% D0E8F7 0 Main Fund V - Fund Investments 2012 € 5,080.0 € 5,233.8 € 3,394.4 € 5,024.8 € 8,419.2 1.6x 16% 15% B-83 Main Fund VI - Fund Investments 2015 € 1,106.4 € 906.1 € 355.6 € 962.9 € 1,318.5 1.5x 19% 18% R-14 R-97 Main Fund II - Secondary Investments 2003 € 998.4 € 1,000.0 € 1,811.8 € 15.5 € 1,827.4 1.8x 27% 26% 0 G-161 Main Fund III - Secondary Investments 2006 € 2,250.0 € 2,333.2 € 3,521.4 € 54.4 € 3,575.9 1.5x 11% 10% G-14 B-224 Main Fund IV - Secondary Investments 2010 € 1,859.1 € 1,933.3 € 3,131.2 € 153.5 € 3,284.6 1.7x 19% 18% 1 61A1E0 Main Fund V - Secondary Investments 2011 € 4,272.8 € 4,106.4 € 5,168.2 € 1,576.6 € 6,744.8 1.6x 19% 18% B-15 R-12Old Main Fund VI - Secondary Investments 2017 € 5,180.6 € 3,767.1 € 632.4 € 3,746.9 € 4,379.3 1.2x 10% 7% Colors2 R-237 Main Fund III - Co-Investments 2006 € 2,760.0 € 2,744.3 € 3,527.9 € 446.9 € 3,974.8 1.4x 6% 5% 0 G-217 Main Fund IV - Co-Investments 2010 € 1,475.0 € 1,336.2 € 3,205.3 € 383.6 € 3,588.9 2.7x 23% 22% G-16 B-157 Main Fund V - Co-Investments 2012 € 1,124.2 € 1,033.0 € 1,927.0 € 831.8 € 2,758.8 2.7x 29% 27% 9 EDD99D Main Fund VI - Co-Investments 2014 € 1,114.6 € 928.4 € 1,300.1 € 884.7 € 2,184.8 2.4x 27% 25% B-22 R-162 Main Fund II - Mezzanine Investments 2004 € 700.0 € 747.6 € 1,023.2 € 8.9 € 1,032.0 1.4x 7% 7% 3 R-147 Main Fund III - Mezzanine Investments 2006 € 2,000.0 € 1,958.1 € 2,486.7 € 173.2 € 2,659.9 1.4x 10% 9% G-14 G-195 All Other Active Funds(31) Various € 2,897.2 € 1,738.7 € 1,700.1 € 3,438.8 1.2x 5% 3% 3 B-197 Fully Realized Funds Various € 2,100.9 € 4,761.1 € 4.2 € 4,765.3 2.3x 35% 32% 93C3C5 Total Fully Committed Funds € 60,261.8 € 78,115.7 € 21,809.3 € 99,925.1 1.7x 13% 12% B-18 R-147 Funds in the Commitment Period(26) 7 R-65 Main Fund VII - Secondary Investments 2020 € 6,203.1 € 345.1 € 0.1 € 368.9 € 369.0 1.1x NM NM G-64 G-19 Main Fund VII - Co-Investments 2017 € 2,491.3 € 1,770.6 € 51.5 € 2,065.5 € 2,117.0 1.2x 12% 8% 5 B-66 All Other Funds(31) Various € 1,673.4 € 109.0 € 1,991.2 € 2,100.2 1.3x 20% 17% 414042 B-19 Total Funds in the Committment Period € 3,789.0 € 160.6 € 4,425.6 € 4,586.2 1.2x 15% 12% R-187 TOTAL ALPINVEST € 64,050.8 € 78,276.3 € 26,235.0 € 104,511.3 1.6x 13% 12% 5 R-88 TOTAL ALPINVEST (USD)(32) $ 75,080.1 $ 91,755.2 $ 30,752.5 $ 122,507.7 1.6x G-21 G-89 1 B-91 B-15 58595B R-22 Metropolitan Real Estate 3 Active Fully Committed Funds Various $ 2,586.0 $ 2,744.5 $ 577.8 $ 3,322.3 1.3x 7% 4% 0 R-167 G-22 Fully Realized Funds Various $ 596.7 $ 721.4 $ 0.5 $ 721.9 1.2x 4% 2% G-169 1 Total Fully Committed Funds(26) $ 3,182.7 $ 3,466.0 $ 578.3 $ 4,044.3 1.3x 6% 4% B-171 B-23 MRE Secondaries Fund II 2017 $ 1,091.8 $ 302.4 $ 73.1 $ 254.4 $ 327.5 1.1x 7% Neg A7A9AB 2 All Other Funds in the Commitment Period Various $ 177.0 $ 30.8 $ 152.9 $ 183.7 1.0x NM NM R-220 Total Funds in the Commitment Period(26) $ 479.4 $ 103.9 $ 407.3 $ 511.2 1.1x 5% Neg G-221 TOTAL METROPOLITAN REAL ESTATE $ 3,662.1 $ 3,569.9 $ 985.6 $ 4,555.5 1.2x 6% 3% B-222 See Notes at end of document. 27 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Reconciliations & Disclosures R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 28

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Distributable Earnings Per Share (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, 0 R-23 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 YTD 3Q'20 LTM 3Q'20 QoQ YoY LTM except per share data and where noted) R-88 G-234 G-15 B-234 FEE RELATED EARNINGS $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 374.8 $ 482.8 (7)% 9% (7)% 9 EAEAEA B-16 DISTRIBUTABLE EARNINGS $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 525.2 $ 696.9 (23)% (6)% 2% 5 R-208 R-13 G-232 6 B-247 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION 1 G-18 D0E8F7 0 Distributable Earnings $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 525.2 $ 696.9 R-14B-83 R-97 Less: Estimated current corporate, foreign, state 0 G-161 2 8.5 5.2 7.7 10.7 10.7 29.1 34.3 and local taxes G-14 B-224 1 Less: Preferred share distributions 7.3 — — — — — — 61A1E0 B-15Old R-122 DISTRIBUTABLE EARNINGS, NET Colors R-237 $ 144.9 $ 166.5 $ 167.3 $ 187.7 $ 141.1 $ 496.1 $ 662.6 0 G-217 attributable to common stockholders G-16 B-157 9 DISTRIBUTABLE EARNINGS, NET EDD99D $ 0.41 $ 0.47 $ 0.48 $ 0.53 $ 0.40 $ 1.41 $ 1.88 B-22 per common share outstanding R-162 R-147 3 G-195 Dividend per common share* $ 0.31 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.75 $ 1.00 G-14 B-197 3 93C3C5 B-18 TOTAL OUTSTANDING SHARES (in millions) 346.7 347.2 348.4 348.7 353.3 353.3 353.3 R-147 R-65 7 G-64 Shares eligible for dividend (in millions)** 117.8 349.4 348.7 353.3 353.6 353.6 353.6 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 * Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in February 2020. R-220 See Notes at the end of the document for our Dividend Policy. G-221 ** Shares eligible for dividend include 0.3 million common shares that will be issued in November 2020 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of September 30, 2020 because they will participate in the dividend paid on common shares in November 2020. B-222 Totals may not sum due to rounding. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. See Notes at end of document. 29 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information 8 B-112 G-92 096670 B-15 0 R-23 (Dollars in millions) 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 YTD 3Q'19 YTD 3Q'20 FY'18 FY'19 LTM 3Q'20 R-88 G-234 G-15 B-234 INCOME (LOSS) BEFORE PROVISION FOR 9 INCOME TAXES $ 261.4 $ (40.3) $ (789.0) $ 256.8 $ 415.1 $ 1,273.7 $ (117.1) $ 360.2 $ 1,233.4 $ (157.4) EAEAEA B-16 Adjustments: 5 R-208 R-13 G-232 Net unrealized performance revenues 126.2 69.7 528.9 (587.4) (180.3) (112.0) (238.8) 50.2 (42.3) (169.1) 6 B-247 Unrealized principal investment (income) G-18 1 (198.7) 81.3 264.7 459.5 (81.0) (672.2) 643.2 (48.8) (590.9) 724.5 D0E8F7 loss 0 B-83 Adjusted unrealized principal investment R-14 R-97 (68.1) (5.7) 22.8 81.6 — (135.2) 104.4 (11.7) (140.9) 98.7 (income) loss from Fortitude Re 0 G-161 2 G-14 B-224 Equity-based compensation 38.9 34.9 31.7 34.6 21.1 116.6 87.4 252.2 151.5 122.3 1 61A1E0 Acquisition related charges, including B-15 11.2 13.4 3.0 7.1 18.5 38.6 28.6 22.3 52.0 42.0 Old amortization of intangibles and impairment R-122 R-237 Colors0 G-217 Other non-operating expense (income) 0.3 0.3 0.2 0.5 0.6 1.0 1.3 1.1 1.3 1.6 G-16 B-157 Tax (expense) benefit associated with certain 9 (10.8) (1.0) 11.2 0.7 (7.8) (13.3) 4.1 (1.5) (14.3) 3.1 EDD99D foreign performance revenues B-22 R-16 Net (income) loss attributable to non- 2 R-147 (10.5) 9.2 97.0 (58.6) (37.2) (45.8) 1.2 (33.9) (36.6) 10.4 3 controlling interests in consolidated entities G-195 G-14 B-197 Lease assignment and termination costs — — — — — — — 66.9 — — 3 93C3C5 B-18 Debt extinguisment costs — — — — — 0.1 — 7.8 0.1 — R-147 Corporate conversion costs, severance and 7 R-65 10.8 9.9 4.5 3.6 2.8 23.4 10.9 9.1 33.3 20.8 G-64 other adjustments G-19 B-66 5 DISTRIBUTABLE EARNINGS $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 151.8 $ 474.9 $ 525.2 $ 673.9 $ 646.6 $ 696.9 B-19 414042 R-18 Realized net performance revenues 57.7 78.6 48.2 70.9 39.9 85.5 159.0 319.7 164.1 237.6 7 5 R-88 Realized principal investment income 7.3 1.7 15.9 22.1 12.8 85.3 50.8 48.1 87.0 52.5 G-21 G-89 1 B-91 Net interest 13.1 16.6 17.9 21.9 19.6 40.7 59.4 44.3 57.3 76.0 B-15 58595B R-22 FEE RELATED EARNINGS $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 118.7 $ 344.8 $ 374.8 $ 350.4 $ 452.8 $ 482.8 3 0 R-167 G-22 G-169 1 B-171 (1) The U.S. GAAP results for 2Q'20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund B-23 A7A9AB purchased additional interests in Fortitude from AIG. The loss is driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our 2 investment based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. R-220 (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as G-221 amounts related to shares issued in conjunction with a previous acquisition. 2018 includes amounts related to the IPO. B-222 Information reported for periods prior to January 1, 2020 reflect the results of the Partnership. 30 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 Total Reportable Consolidated Reconciling Carlyle Total Reportable Consolidated Reconciling Carlyle B-15 (Dollars in millions) Segments Funds Items Consolidated1 Segments Funds Items Consolidated1 0 R-23 R-88 G-234 Three Months Ended September 30, 2019 Year to Date September 30, 2019 G-15 B-234 Revenues $ 527.8 $ 51.3 $ 189.5 $ 768.6 2 $ 1,529.4 $ 149.5 $ 1,237.8 $ 2,916.7 2 9 EAEAEA 2 2 B-16 Expenses $ 367.1 $ 44.1 $ 94.1 $ 505.3 $ 1,054.5 $ 124.6 $ 457.0 $ 1,636.1 5 R-208 Other income (loss) $ — $ (1.9) $ — $ (1.9) 3 $ — $ (6.9) $ — $ (6.9) 3 R-13 G-232 4 4 6 Distributable Earnings $ 160.7 $ 5.3 $ 95.4 $ 261.4 $ 474.9 $ 18.0 $ 780.8 $ 1,273.7 B-247 G-18 0 D0E8F7 Three Months Ended December 31, 2019 Year to Date September 30, 2020 B-83 2 2 R-14 R-97 Revenues $ 580.7 $ 49.7 $ (170.1) $ 460.3 $ 1,659.8 $ 164.5 $ (404.4) $ 1,419.9 0 G-161 Expenses $ 409.0 $ 41.0 $ 33.6 $ 483.6 2 $ 1,134.6 $ 148.8 $ 214.7 $ 1,498.1 2 G-14 B-224 3 3 1 Other income (loss) $ — $ (17.0) $ — $ (17.0) $ — $ (38.9) $ — $ (38.9) 61A1E0 B-15 4 4 Old Distributable Earnings $ 171.7 $ (8.3) $ (203.7) $ (40.3) $ 525.2 $ (23.2) $ (619.1) $ (117.1) R-122 R-237 Colors0 G-217 Three Months Ended March 31, 2020 Year Ended December 31, 2018 G-16 B-157 9 Revenues $ 581.1 $ 53.0 $ (1,379.8) $ (745.7) 2 $ 2,185.9 $ 214.5 $ 26.8 $ 2,427.2 2 EDD99D B-22 Expenses $ 406.1 $ 53.8 $ (529.7) $ (69.8) 2 $ 1,512.0 $ 213.3 $ 346.2 $ 2,071.5 2 R-162 R-147 3 3 3 Other income (loss) $ — $ (113.1) $ — $ (113.1) $ — $ 4.5 $ — $ 4.5 G-195 G-14 4 4 B-197 Distributable Earnings $ 175.0 $ (113.9) $ (850.1) $ (789.0) $ 673.9 $ 5.7 $ (319.4) $ 360.2 3 93C3C5 B-18 Three Months Ended June 30, 2020 Year Ended December 31, 2019 R-147 7 R-65 2 2 Revenues $ 582.2 $ 55.2 $ 493.6 $ 1,131.0 $ 2,110.1 $ 199.2 $ 1,067.7 $ 3,377.0 G-19 G-64 2 2 B-66 Expenses $ 383.8 $ 47.1 $ 493.6 $ 924.5 $ 1,463.5 $ 165.6 $ 490.6 $ 2,119.7 5 B-19 414042 Other income (loss) $ — $ 50.3 $ — $ 50.3 3 $ — $ (23.9) $ — $ (23.9) 3 R-187 4 4 5 Distributable Earnings $ 198.4 $ 58.4 $ — $ 256.8 $ 646.6 $ 9.7 $ 577.1 $ 1,233.4 R-88 G-21 G-89 1 B-91 Three Months Ended September 30, 2020 Twelve Months Ended September 30, 2020 B-15 58595B 2 2 R-22 Revenues $ 496.5 $ 56.3 $ 481.8 $ 1,034.6 $ 2,240.5 $ 214.2 $ (574.5) $ 1,880.2 3 0 R-167 Expenses $ 344.7 $ 47.9 $ 250.8 $ 643.4 2 $ 1,543.6 $ 189.8 $ 248.3 $ 1,981.7 2 G-22 G-169 3 3 1 Other income (loss) $ — $ 23.9 $ — $ 23.9 $ — $ (55.9) $ — $ (55.9) B-171 B-23 A7A9AB Distributable Earnings $ 151.8 $ 32.3 $ 231.0 $ 415.1 4 $ 696.9 $ (31.5) $ (822.8) $ (157.4) 4 2 R-220 (1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings. G-221 (2) See detailed breakdown of revenue and expense adjustments on page 33. B-222 (3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss). 31 DCDDDE (4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

# Reconciliation of GAAP to Total Segment Information, continued

| (Dollars in millions) | Carlyle Consolidated | Reconciling Items[1] | Total Reportable Segments | Carlyle Consolidated | Reconciling Items[1] | Total Reportable Segments |
|---|---|---|---|---|---|---|
| | Three Months Ended September 30, 2019 | | | Year to Date September 30, 2019 | | |
| Performance revenues | $ 112.4 | $ 5.9 | $ 118.3 | $ 709.1 | $ (499.7) | $ 209.4 |
| Performance revenues related compensation expense | $ 92.6 | $ (32.0) | $ 60.6 | $ 391.6 | $ (267.7) | $ 123.9 |
| Net performance revenues | $ 19.8 | $ 37.9 | $ 57.7 | $ 317.5 | $ (232.0) | $ 85.5 |
| Principal investment income (loss) | $ 212.2 | $ (204.9) | $ 7.3 | $ 856.0 | $ (770.7) | $ 85.3 |
| | Three Months Ended December 31, 2019 | | | Year to Date September 30, 2020 | | |
| Performance revenues | $ 90.0 | $ 74.9 | $ 164.9 | $ 731.6 | $ (321.0) | $ 410.6 |
| Performance revenues related compensation expense | $ 45.1 | $ 41.2 | $ 86.3 | $ 343.7 | $ (92.1) | $ 251.6 |
| Net performance revenues | $ 44.9 | $ 33.7 | $ 78.6 | $ 387.9 | $ (228.9) | $ 159.0 |
| Principal investment income (loss) | $ (86.7) | $ 88.4 | $ 1.7 | $ (659.2) | $ 710.0 | $ 50.8 |
| | Three Months Ended March 31, 2020 | | | Year Ended December 31, 2018 | | |
| Performance revenues | $ (937.6) | $ 1,109.2 | $ 171.6 | $ 622.9 | $ 59.5 | $ 682.4 |
| Performance revenues related compensation expense | $ (442.5) | $ 565.9 | $ 123.4 | $ 376.3 | $ (13.6) | $ 362.7 |
| Net performance revenues | $ (495.1) | $ 543.3 | $ 48.2 | $ 246.6 | $ 73.1 | $ 319.7 |
| Principal investment income (loss) | $ (253.3) | $ 269.2 | $ 15.9 | $ 186.3 | $ (138.2) | $ 48.1 |
| | Three Months Ended June 30, 2020 | | | Year Ended December 31, 2019 | | |
| Performance revenues | $ 1,191.8 | $ (1,039.6) | $ 152.2 | $ 799.1 | $ (424.8) | $ 374.3 |
| Performance revenues related compensation expense | $ 535.6 | $ (454.3) | $ 81.3 | $ 436.7 | $ (226.5) | $ 210.2 |
| Net performance revenues | $ 656.2 | $ (585.3) | $ 70.9 | $ 362.4 | $ (198.3) | $ 164.1 |
| Principal investment income (loss) | $ (512.6) | $ 534.7 | $ 22.1 | $ 769.3 | $ (682.3) | $ 87.0 |
| | Three Months Ended September 30, 2020 | | | Twelve Months Ended September 30, 2020 | | |
| Performance revenues | $ 477.4 | $ (390.6) | $ 86.8 | $ 821.6 | $ (246.1) | $ 575.5 |
| Performance revenues related compensation expense | $ 250.6 | $ (203.7) | $ 46.9 | $ 388.8 | $ (50.9) | $ 337.9 |
| Net performance revenues | $ 226.8 | $ (186.9) | $ 39.9 | $ 432.8 | $ (195.2) | $ 237.6 |
| Principal investment income (loss) | $ 106.7 | $ (93.9) | $ 12.8 | $ (745.9) | $ 798.4 | $ 52.5 |

See Notes at end of document

32

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 (Dollars in millions) 3Q'19 4Q'19 1Q'20 2Q'20 3Q'20 YTD 3Q'19 YTD 3Q'20 FY'18 FY'19 LTM 3Q'20 B-15 0 R-23 REVENUE RECONCILING ITEMS R-88 G-234 G-15 B-234 Unrealized performance revenues $ (87.4) $ (113.9) $ (1,109.0) $ 1,037.1 $ 387.6 $ 381.7 $ 315.7 $ (42.7) $ 267.8 $ 201.8 9 EAEAEA Unrealized principal investment income (loss) 198.7 (81.3) (264.7) (459.5) 81.0 672.2 (643.2) 48.8 590.9 (724.5) B-16 5 Adjusted unrealized principal invesment income (loss) R-208 68.1 5.7 (22.8) (81.6) — 135.2 (104.4) 11.7 140.9 (98.7) R-13 G-232 from Fortitude Re 6 B-247 Adjustments related to expenses associated with NGP G-18 (4.1) (4.0) (3.9) (3.9) (4.0) (12.2) (11.8) (18.9) (16.2) (15.8) D0E8F7 Management and its affiliates 0 Tax expense (benefit) associated with certain R-14B-83 0.2 0.1 — 0.1 (0.1) 0.2 — (4.9) 0.3 0.1 R-97 performance revenues 0 G-161 G-14 Non-Carlyle economic interests in acquired businesses B-224 1 61A1E0 and other adjustments to present certain costs on a 29.3 25.1 (77.7) 56.8 57.6 92.4 36.7 92.5 117.5 61.8 net basis B-15Old R-122 R-237 Elimination of revenues of Consolidated Funds (15.3) (1.8) 98.3 (55.4) (40.3) (31.7) 2.6 (59.7) (33.5) 0.8 Colors0 G-217 G-16 B-157 Total Revenue Reconciling Items $ 189.5 $ (170.1) $ (1,379.8) $ 493.6 $ 481.8 $ 1,237.8 $ (404.4) $ 26.8 $ 1,067.7 $ (574.5) 9 EDD99D B-22 R-16 EXPENSE RECONCILING ITEMS 2 R-147 3 Unrealized performance revenues related G-14 G-195 $ 38.8 $ (44.2) $ (580.1) $ 449.7 $ 207.2 $ 269.7 $ 76.8 $ 7.4 $ 225.5 $ 32.6 B-197 compensation 3 93C3C5 Equity-based compensation 38.9 34.9 31.7 34.6 21.1 116.6 87.4 252.2 151.5 122.3 B-18 R-147 Acquisition-related charges, including amortization of 7 R-65 11.2 13.4 3.0 7.1 18.5 38.6 28.6 22.3 52.0 42.0 G-64 intangibles and impairment G-19 5 B-66 Other non-operating expense (income) 0.3 0.3 0.2 0.5 0.6 1.0 1.3 1.1 1.3 1.6 B-19 414042 Tax (expense) benefit associated with certain foreign R-18 (10.8) (1.0) 11.2 0.7 (7.8) (13.3) 4.1 (6.2) (14.3) 3.1 7 performance revenues related compensation 5 R-88 G-21 Non-Carlyle economic interests in acquired G-89 1 B-91 businesses and other adjustments to present certain 14.9 29.2 8.0 5.2 19.2 45.8 32.4 34.3 75.0 61.6 costs on a net basis B-15 58595B R-223 Lease assignment and termination costs — — — — — — — 66.9 — — 0 R-167 G-22 G-169 Debt extinguisment costs — — — — — 0.1 — 7.8 0.1 — 1 B-171 Corporate conversions costs, severance and other B-23 10.8 9.9 4.5 3.6 2.8 23.4 10.9 9.1 33.3 20.8 A7A9AB adjustments 2 R-220 Elimination of expenses of Consolidated Funds (10.0) (8.9) (8.2) (7.8) (10.8) (24.9) (26.8) (48.7) (33.8) (35.7) G-221 Total Expense Reconciling Items $ 94.1 $ 33.6 $ (529.7) $ 493.6 $ 250.8 $ 457.0 $ 214.7 $ 346.2 $ 490.6 $ 248.3 B-222 33 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Total Segment Information, continued 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 RECONCILIATION OF TOTAL INVESTMENTS RECONCILIATION OF G-15 B-234 ATTRIBUTABLE TO THE CARLYLE GROUP INC. ACCRUED PERFORMANCE ALLOCATIONS 9 EAEAEA B-16 (Dollars in millions) 09/30/20 (Dollars in millions) 09/30/20 5 R-208 R-13 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED G-232 6 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,300.0 GIVEBACK OBLIGATIONS $ 4,166.7 B-247 G-18 D0E8F7 Plus: Accrued performance allocations from NGP Carry 0 Less: Amounts attributable to non-controlling interests in 3 — (192.2) Funds R-14B-83 R-97 Consolidated Funds 0 G-161 Less: Accrued performance allocation-related expense (2,154.3) G-14 B-224 1 61A1E0 Plus: Investments in Consolidated Funds, eliminated in Plus: Receivable for giveback obligation from current and B-15 145.6 — Old consolidation former employees R-122 R-237 Colors0 G-217 Less: Deferred taxes on accrued performance allocations (49.5) G-16 B-157 9 Less: Strategic equity method investments in NGP EDD99D 1 (376.1) Less: Net accrued performance allocations attributable to B-22 Management (1.2) R-16 non-controlling interests in consolidated entities 2 R-147 3 G-195 TOTAL INVESTMENTS ATTRIBUTABLE TO NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING G-14 1,877.3 1,961.7 B-197 THE CARLYLE GROUP INC. DIFFERENCES 3 B-18 93C3C5 Plus: Timing differences between the period when accrued R-14 Less: CLO loans and other borrowings attributable to The 7 2 (353.5) performance allocations are realized and the period they are 1.7 7 R-65 Carlyle Group Inc. collected/distributed G-64 G-19 B-66 TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO 5 $ 1,523.8 $ 1,963.4 414042 INC., NET OF CLO LOANS AND OTHER BORROWINGS THE CARLYLE GROUP INC. B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain 2 NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity R-220 method investment in NGP Management and investments in the general partners of certain NGP carry funds. G-221 (2) Of the $350.0 million in CLO loans and other borrowings as of September 30, 2020, $331.2 million are collateralized by investments attributable to The Carlyle Group Inc. Also includes $22.3 B-222 million of borrowings under a credit facility to fund Carlyle Capital Solutions investments. (3) Accrued performance allocations are presented as an investment in the U.S. GAAP balance sheet. 34 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Statement of Operations (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 3Q'19 3Q'20 YTD 3Q'19 YTD 3Q'20 0 R-23 R-88 G-234 REVENUES G-15 B-234 Fund management fees $ 359.5 $ 363.8 $ 1,103.8 $ 1,091.5 9 EAEAEA Incentive fees 9.9 9.1 26.8 27.0 B-16 Investment income (loss) 5 R-208 Performance allocations 112.4 477.4 709.1 731.6 R-13 G-232 Principal investment income (loss) 212.2 106.7 856.0 (659.2) 6 B-247 Total investment income (loss) 324.6 584.1 1,565.1 72.4 G-18 D0E8F7 Interest and other income 23.3 21.3 71.5 64.5 0 Interest and other income of Consolidated Funds 51.3 56.3 149.5 164.5 R-14B-83 R-97 Total Revenues 768.6 1,034.6 2,916.7 1,419.9 0 G-161 EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 Cash-based compensation and benefits 200.0 222.2 631.9 639.0 B-15 R-12Old Equity-based compensation 36.6 18.7 107.8 78.3 Colors2 R-237 Performance allocations and incentive fee related compensation 92.6 250.6 391.6 343.7 0 G-217 Total compensation and benefits 329.2 491.5 1,131.3 1,061.0 G-16 B-157 General, administrative and other expenses 121.7 91.1 344.9 240.9 9 EDD99D B-22 Interest 20.0 23.0 59.2 72.8 R-16 Interest and other expenses of Consolidated Funds 34.1 37.2 99.7 122.1 2 R-147 3 Other non-operating expenses 0.3 0.6 1.0 1.3 G-195 G-14 Total Expenses 505.3 643.4 1,636.1 1,498.1 B-197 3 Net investment gains (losses) of consolidated funds (1.9) 23.9 (6.9) (38.9) B-18 93C3C5 R-14 Income (loss) before provision for income taxes 261.4 415.1 1,273.7 (117.1) 7 7 R-65 Provision (benefit) for income taxes 9.4 82.4 48.9 54.7 G-64 G-19 Net income (loss) 252.0 332.7 1,224.8 (171.8) 5 B-66 Net income (loss) attributable to non-controlling interests in consolidated entities 10.5 37.2 45.8 (1.2) 414042 B-19 Net income (loss) attributable to Carlyle Holdings 241.5 295.5 1,179.0 (170.6) R-187 Net income attributable to non-controlling interests in Carlyle Holdings 149.3 — 789.8 — 5 R-88 Net income (loss) attributable to The Carlyle Group Inc. 92.2 295.5 389.2 (170.6) G-21 G-89 Net income attributable to Series A Preferred Unitholders 7.3 — 19.1 — 1 B-91 Series A Preferred Unit redemption premium 16.5 — 16.5 — B-15 58595B Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 68.4 $ 295.5 $ 353.6 $ (170.6) R-223 0 R-167 Net income (loss) attributable to The Carlyle Group Inc. per common share G-22 G-169 Basic $ 0.60 $ 0.84 $ 3.17 $ (0.49) 1 B-171 Diluted $ 0.55 $ 0.82 $ 2.93 $ (0.49) B-23 A7A9AB 2 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for R-220 periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net G-221 income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income B-222 (loss) attributable to Carlyle Holdings are not meaningful due to the change in our structure in connection with the Conversion. See Notes at end of document. 35 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Balance Sheet (Unaudited) 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 As of September 30, 2020 G-15 B-234 Consolidated Consolidated 9 EAEAEA (Dollars in millions) Operating Entities Funds Eliminations Consolidated B-16 5 R-208 ASSETS R-13 G-232 Cash and cash equivalents $ 938.4 $ — $ — $ 938.4 6 B-247 Cash and cash equivalents of Consolidated Funds — 377.8 — 377.8 G-18 0 D0E8F7 Restricted cash 0.4 — — 0.4 R-14B-83 R-97 Investments, including performance allocations of $4,184.2 million 6,629.8 — (145.6) 6,484.2 0 G-161 Investments of Consolidated Funds — 5,414.8 — 5,414.8 G-14 B-224 Due from affiliates and other receivables, net 253.1 — (5.9) 247.2 1 61A1E0 Due from affiliates and other receivables of Consolidated Funds, net — 100.3 — 100.3 B-15Old R-122 R-237 Fixed assets, net 133.9 — — 133.9 Colors0 G-217 Lease right-of-use assets, net 187.7 — — 187.7 G-16 B-157 Deposits and other 53.3 0.2 — 53.5 9 EDD99D B-22 Intangible assets, net 51.9 — — 51.9 R-162 R-147 Deferred tax assets 212.1 — — 212.1 3 G-195 Total assets $ 8,460.6 $ 5,893.1 $ (151.5) $ 14,202.2 G-14 B-197 3 93C3C5 B-18 LIABILITIES & EQUITY R-147 R-65 Debt obligations $ 1,987.1 $ — $ — $ 1,987.1 7 G-19 G-64 Loans payable of Consolidated Funds — 5,263.7 — 5,263.7 5 B-66 Accounts payable, accrued expenses and other liabilities 311.8 — — 311.8 414042 B-19 Accrued compensation and benefits 2,684.2 — — 2,684.2 R-187 5 R-88 Due to affiliates 448.0 — — 448.0 G-21 G-89 Deferred revenue 272.4 — (0.1) 272.3 1 B-91 Deferred tax liabilities 47.2 — — 47.2 B-15 58595B R-223 Other liabilities of Consolidated Funds — 475.2 — 475.2 0 R-167 Lease liabilities 265.0 — — 265.0 G-22 G-169 Accrued giveback obligations 17.5 — — 17.5 1 B-171 Total liabilities 6,033.2 5,738.9 (0.1) 11,772.0 B-23 A7A9AB 2 Total equity 2,427.4 154.2 (151.4) 2,430.2 R-220 Total liabilities and equity $ 8,460.6 $ 5,893.1 $ (151.5) $ 14,202.2 G-221 B-222 36 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes 8 B-112 G-92 096670 Dividend Policy B-15 Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 0 R-23 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are R-88 G-234 subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can G-15 B-234 be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. 9 EAEAEA B-16 Non-GAAP Financial Measures 5 R-208 R-13 This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting G-232 6 principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures B-247 G-18 presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent D0E8F7 0 Annual Report on Form 10-K filed with the SEC. R-14B-83 R-97 Notes on Carlyle Consolidated GAAP Results (Page 5) 0 G-161 (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the G-14 B-224 performance of the business. A full reconciliation is included starting on page 29. 1 61A1E0 (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. B-15Old (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. R-122 R-237 Colors0 G-217 Note on Fee Related Earnings (Page 9) G-16 B-157 (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. 9 EDD99D B-22 Notes on Performance Revenues (Page 10) R-162 R-147 (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the 3 G-195 general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved G-14 B-197 by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry 3 93C3C5 funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more B-18 information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. R-147 R-65 (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange 7 G-64 fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to net realized performance G-19 B-66 revenues is included on page 32. 5 414042 B-19 Notes on Assets Under Management (Pages 11-13) R-187 (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. 5 R-88 (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit G-21 G-89 facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be 1 B-91 added back to available capital following certain distributions. B-15 58595B (3) Credit & Other (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, securitization R-223 vehicles and various managed accounts in our Carlyle Aviation business, AUM related to capital raised from third-party investors to acquire a 76.6% interest in Fortitude Holdings, the 0 R-167 NGP Predecessor funds and certain other managed account vehicles. Carry funds in the Global Credit segment are included in "Traditional Carry Funds" G-22 G-169 (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the 1 B-171 aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. B-23 A7A9AB (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Corporate Private Equity, Real Assets and Global Credit), which is accruing performance 2 revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. R-220 (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2015 or prior. Investments that include follow-on tranches are fully G-221 recognized based on the date of the initial investment activity. B-222 37 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Assets Under Management (Pages 11-13) (continued) 0 R-23 (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which R-88 G-234 management fees would be called, if called on the effective reporting date. G-15 B-234 (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of 9 EAEAEA recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. B-16 5 R-208 Note on Q3 2020 Key Metric Activity (Page 14) R-13 G-232 (1) Total for Real Assets includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. 6 B-247 G-18 D0E8F7 Note on Investment Solutions (Page 19) 0 (1) Includes Mezzanine funds. R-14B-83 R-97 0 G-161 Notes on Total AUM Roll Forward (Page 23) G-14 B-224 (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average 1 61A1E0 quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. B-15 (2) Outflows includes distributions net of recallable or recylable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Old R-122 R-237 Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. Colors0 G-217 (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP G-16 B-157 Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business 9 EDD99D development companies and other changes in AUM. B-22 (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated R-16 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 2 R-147 3 (5) The fair market values for our Investment Solutions primary and secondary carry funds are based on the latest available valuations of the underlying limited partnership interests G-14 G-195 (in most cases as of June 30, 2020) as provided by their general partners, plus the net cash flows since the latest valuation, up to September 30, 2020. B-197 3 B-18 93C3C5 Notes on Fee-earning AUM Roll Forward (Page 23) R-147 (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during 7 R-65 the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as G-64 G-19 well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet 5 B-66 been activated, which are referenced as Pending Fee-earning AUM. B-19 414042 (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the R-187 investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management 5 R-88 fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do G-21 not affect Fee-earning AUM. G-89 1 B-91 (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. B-15 58595B R-223 (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated 0 R-167 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-22 (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone G-169 1 B-171 act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund B-23 A7A9AB are being disposed of in the ordinary course of business. 2 R-220 G-221 B-222 38 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 Notes on Fund Performance Tables (Pages 24-27) B-15 0 R-23 (1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each R-88 G-234 segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Credit segment G-15 our first carry fund was formed in 2004. B-234 9 EAEAEA (2) Represents the fund's investment period end date or, if different, the date at which the management fee calculation basis is scheduled to step down from commitments to remaining invested capital at cost (where applicable). This measure is only relevant and reported for funds currently in the investment period. B-16 5 R-208 (3) Represents the original cost of investments since inception of the fund. R-13 (4) Represents all realized proceeds since inception of the fund. 6 G-232 (5) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. B-247 (6) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. G-18 D0E8F7 (7) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially 0 realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least R-14B-83 R-97 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information 0 G-161 regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful G-14 B-224 information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized 1 61A1E0 MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not B-15Old include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on R-122 R-237 Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our Colors0 G-217 measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/ G-16 B-157 Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. 9 EDD99D However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity B-22 and Total Real Assets. R-162 R-147 (8) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had 3 G-195 its first capital call, the predecessor fund is categorized as fully invested. G-14 B-197 (9) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and 3 unrealized value before management fees, expenses and carried interest. 93C3C5 B-18 (10) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and R-147 unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from 7 R-65 that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that G-64 G-19 fund. 5 B-66 (11) Fund has a net accrued performance fee balance/(giveback obligation) as of the current quarter end, driven by a significant portion of the fund's asset base. 414042 B-19 (12) Fund has generated realized net performance fees/(realized giveback) in the last twelve months. R-187 (13) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. 5 R-88 (14) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CVP G-21 G-89 II, MENA, CCI, CSSAF I, CSABF, and CPF. 1 B-91 (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, B-15 58595B CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. R-223 (16) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CAP 0 R-167 Growth I and CBPF II. G-22 G-169 (17) For funds marked “NM,” IRR may be positive or negative, but is considered not meaningful because of the limited time since initial investment and early stage of capital 1 B-171 deployment. For funds marked “Neg,” IRR is negative as of reporting period end. B-23 (18) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. A7A9AB 2 (19) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: NGP R-220 GAP and CPOCP. G-221 (20) Aggregate includes the following funds: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, Energy I, Energy II, Renew I, and CIP. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CCR, B-222 CRSEF, CER, and NGP RP. 39 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Fund Performance Tables (Pages 24-27), continued 0 R-23 (22) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: R-88 G-234 SASOF II and SASOF III. G-15 B-234 (23) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP 9 EAEAEA I, CMP I, CMP II, and CASCOF. B-16 (24) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: 5 R-208 SASOF IV. R-13 (25) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating G-232 6 the fund MOIC. G-18 B-247 (26) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement. D0E8F7 (27) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate 0 primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are R-14B-83 R-97 a) investments that were not originated by AlpInvest, and b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As 0 G-161 of September 30, 2020, these excluded investments represent $0.5 billion of AUM at AlpInvest. G-14 B-224 (28) To exclude the impact of FX, all AlpInvest foreign currency cash flows have been converted to Euro at the reporting period spot rate. 1 61A1E0 (29) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. To exclude the impact of FX, all AlpInvest foreign B-15Old currency cash flows have been converted to Euro at the reporting period spot rate. R-122 R-237 (30) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, Colors0 G-217 distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest/Metropolitan Real Estate level. G-16 B-157 (31) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund 9 EDD99D Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund. B-22 (32) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end. R-162 R-147 3 G-195 Notes on Reconciliation for Distributable Earnings per Share (Page 29) G-14 B-197 (1) For periods prior to the Conversion on January 1, 2020, the current corporate income taxes payable on Distributable Earnings allocated to Carlyle Holdings I GP Inc. and 3 estimated current Tax Receivable Agreement payments owed have been added to the estimated current corporate, foreign, state, and local taxes and total Distributable Earnings, 93C3C5 B-18 net attributable to common stockholders has been recast accordingly. R-147 (2) Estimated current corporate, foreign, state and local taxes represents the total GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision R-65 7 (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment used to calculate Distributable Earnings, Net attributable to common stockholders G-19 G-64 reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity- B-66 5 based compensation expense and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision B-19 414042 (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. R-187 5 R-88 G-21 G-89 Notes on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and 1 B-91 B-15 58595B unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP R-22 consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, 3 0 R-167 (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of certain incentive fees from business development companies, which are included in fund management fees in the segment results, and (vi) the reclassification of tax expenses associated with certain G-22 G-169 foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its 1 B-171 affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are B-23 A7A9AB excluded from the segment results. 2 R-220 G-221 B-222 40 DCDDDE